                                                                   Exhibit 10.2


                    AMENDMENT TO LEASE TERMINATION AGREEMENT

         THIS AMENDMENT TO LEASE TERMINATION AGREEMENT (this "Amendment") is made as of the date on which the final signature to this Amendment is affixed hereto, by and between FLAGLER DEVELOPMENT COMPANY, a Florida corporation ("Landlord"), and TRITON NETWORK SYSTEMS, INC., a Delaware corporation ("Tenant").

                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into a Lease Termination Agreement dated as of July 16, 2001 (the "Agreement"), relating to the termination of that certain Lease as more particularly described in the Agreement;

         WHEREAS, Tenant surrendered the Premises to Landlord on July 13, 2001, prior to the scheduled Termination Date;

         WHEREAS, Landlord and Tenant desire to amend the Termination Date, as defined in the Agreement, to reflect the actual date of termination of the Lease;

         WHEREAS, Landlord and Tenant desire to amend the Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

         1. RECITALS. The above recitals are true and correct and agreed to by Landlord and Tenant as if such recitals were again fully set forth herein.

         2. DEFINED TERMS. Any capitalized term utilized in this Amendment that is not defined herein shall have the meaning ascribed to the same in the Agreement.

         3. AMENDMENT OF AGREMENT. The Agreement is hereby amended as follows:

                  (a) The Termination Date is hereby amended to mean July 13, 2001.

                  (b) Upon the full execution of this Amendment, Landlord shall remit to Tenant the sum of $40,670.00, representing Tenant's prorated share of its July 2001 Base Rental and Additional Rental payments (as such terms are defined in the Lease).
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        4.     EFFECT OF AMENDMENT. This Amendment amends the Agreement as specifically set forth herein, and in the event of any conflict or inconsistency between this Amendment and the Agreement, this Amendment will be controlling. Except as specifically amended by this Amendment, the Agreement shall remain in full force and effect as written.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date set forth above.

                                                  "LANDLORD"

                                                  FLAGLER DEVELOPMENT
                                                  COMPANY, a Florida corporation

Witness: /s/ Susan C. McMillian                   By: /s/ G. John Carey
         ----------------------                       --------------------------
Print: Susan C. McMillian                             G. John Carey
      -----------------------                         President

Witness: /s/ Tracey L. Mickey                     Date: 8/27, 2001
         --------------------                           ------------------------
Print: Tracy L. Mickey
      -----------------------                           [CORPORATE SEAL]


                                                  "TENANT"

                                                  TRITON NETWORK SYSTEMS, INC.,
                                                  a Delaware Corporation




Witness: /s/ Michael B. Glover                    By: /s/ Ken Vines
         ----------------------                      --------------------
Print: Michael B. Glover                             Ken Vines
       ------------------------                      Senior Vice President


Witness: /s/ Jim Harris                           Date: 8/23, 2001
         ----------------------                       --------------------
Print: Jim Harris
       ------------------------                         [CORPORATE SEAL]